SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             September 25, 1997
                     _________________________________
                     (Date of earliest event reported)

                            Paging Network, Inc.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

       Delaware               0-19494                  04-2740516
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                        4965 Preston Park Boulevard
                            Plano, Texas  75093
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (972) 985-4100
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    n/a
       _____________________________________________________________
       (Former name or former address, if changed since last report)


          Item 5.   Other Events

          On September 25, 1997, the Registrant issued the attached press release.

          Item 7.   Financial Statements and Exhibits

                    99.1   Press Release, dated September 25, 1997


          SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  September 25, 1997

                                   Paging Network, Inc.

                                   By:  /s/ John P. Frazee, Jr.
                                        John P. Frazee, Jr.
                                        Chairman, President and
                                          Chief Executive Officer

                                   By:  /s/ G. Robert Thompson
                                        G. Robert Thompson
                                        Vice President - Finance